EIP Growth and Income Fund

 Supplement to the Prospectus and Statement of Additional Information

dated October 14, 2016

Supplement dated February 24, 2017

The non-fundamental policy described below has been removed by the Board of Trustees and therefore is removed in its entirety from “ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RELATED RISKS – Fixed Income Securities” on page 15 of the Prospectus and from “ADDITIONAL INFORMATION REGARDING INVESTMENT STRATEGIES AND RISKS – Debt Securities” on page 4 of the Statement of Additional Information:

As a non-fundamental policy, which may be changed by the Board without notice to shareholders or shareholder approval, the Fund’s debt portfolio, including cash and shares of money market funds (which are treated as having a maturity of one day), taken together will have a weighted average remaining maturity of 18 months or less. For purposes of this non-fundamental policy, bonds with interest rates that are re-settable are treated as having a maturity equal to the frequency with which its interest rate is re-set. For example, if the Fund’s only holdings of debt securities were two bonds, one of which was a five-year fixed-rate bond with 27 months remaining to maturity and the other was a three-year bond with a floating interest rate re-settable every 3 months, and the bonds were held in equal size, the weighted average remaining maturity would be 15 months (27 months plus 3 months divided by two).

In addition, this non-fundamental policy is removed from “PRINCIPAL INVESTMENT STRATEGIES” on page 2 of the Prospectus as shown below:

The Fund may also invest in a portfolio of investment-grade corporate bonds and obligations of the U.S. government and its agencies~~, provided that the weighted average maturity of the Fund’s fixed-income positions will not exceed 18 months~~.

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This supplement and the Prospectus and Statement of Additional Information (“SAI”) each dated October 14, 2016 provide information that a prospective investor should know about the Fund and should be retained for future reference. The SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund’s transfer agent at 1-844-766-8694.